Exhibit 99.3

# Administering AML-directed DLIs to patients with AML or MDS Post-Allogeneic HSCT Relapse

Premal Lulla, Swati Naik, Ifigeneia Tzannou, Shivani Mukhi, Manik Kuvalekar, Catherine Robertson, Carlos A Ramos, George Carrum, Rammurti Kamble, Jasleen Randhawa, Adrian P Gee, Bambi Grilley Malcolm K Brenner, Helen E Heslop, Juan F Vera and Ann M Leen

Baylor College of Medicine
Texas Children's Hospital
Houston Methodist Leading Medicine
CAGT Center for Cell and Gene Therapy

Acute Myeloid Leukemia 16% Koreth J et al, DeAngelo DJ JAMA 2009 20% Cured 80% Adverse risk/relapsed AML ~26,000/yr Allo - HSCT potentially curative Adverse risks >CR2 Complex cytogenetics Monosomy 7 MDS  AML t - AML MLL - r FLT3/DNMT3A etc

BMT - CTN 0901. Scott et al J Clin Oncol. 2017 Outcomes of AML patients post - alloHSCT 1 - year survival after relapse: 23% 18 month Relapse rate post - HSCT MAC - SCT 14% RIC - SCT 48% Bejanyan et al BBMT 2015

Infusion SCT recipient Cell expansion Tumor - specific T cells Antigen specificity Blood draw Donor lymphocytes Adoptive T cell transfer SCT donor

MultiTAA - T cells for AML/MDS TAA Freq. WT1 72 - 90% PRAME 40 - 60% Survivin 90 - 100% NY - ESO1 0 - 36%

• Simultaneously target multiple TAAs • Target multiple epitopes (CD4 and CD8) within each antigen • T cells with native T cell receptor specificity (non - engineered) Our approach

MultiTAA Manufacture DC Overlapping pepmixes PBMCs MultiTAA T cells

# Profile of MultiTAA-T cells



Phenotype
% Positive cells
100%
80%
60%
40%
20%
0%
CD3+
CD4+
CD8+
RO+/ 62L+/ CCR7-
RO+/ 62L+/ CCR7+
RO+/ 62L-/ CCR7-



Alloreactive potential
% Specific lysis
30%
25%
20%
15%
10%
5%
0%
n=24

PRAME WT1 NYESO1 Survivin 0.1 1 10 100 1000 MultiTAA T cell specificity SFC/2x10 5

PRAME WT1 NYESO1 Survivin 0.1 1 10 100 1000 MultiTAA T cell specificity SFC/2x10 5 Line clones 1 10 100 1000 10000 100000 # of clones mean = 5382 clones (1697 – 16227) n=12

# Phase I trial - ADSPAM

Any patient with AML/MDS post allo-HSCT

Donor-derived multiTAA T cells

**GROUP A - Adjuvant**

AML/MDS patients
≥30 days post allo-HSCT

**GROUP B – Active disease**

AML/MDS patients
≥30 days post allo-HSCT

**Dose Escalation**

| | |
|---|---|
| DL1 | $5x10^6$ cells/$m^2$ |
| DL2 | $1x10^7$ cells/$m^2$ |
| DL3 | $2x10^7$ cells/$m^2$ |

Clinical trial: Current status 27 patients (24 AML and 3 MDS) Patients Enrolled: 20 patients (0.5 - 2x10 7 cells/m 2 ) Patients Treated: Grade II or lesser Grade III 3 (all grade I elevation in LFTs 1 grade III LFT elevation (resolved with 0.5 mg/kg prednisone)

# Patients infused – ARM A

| ID | Age/ G | Disease | Prior Treatments |
|---|---|---|---|
| 1* | 57/F | FLT3-ITD | CIA → Sorafenib → CIAx2 → RIC-SCT |
| 2 | 18/F | FLT3-ITD | Bortezomib/Dauno EC → sorafenib → MAC-SCT |
| 5 | 55/F | MLL-*r* | 7+3 → HiDAC → MAC-SCT |
| 6 | 70/F | AML CR3 | 7+3 → HiDAC → CIA → RIC-SCT-***Relapse*** → 7+3 |
| 7 | 53/F | DNMT3a | 7+3 → HiDAC → MAC-SCT |
| 10 | 65/M | MLL-*r* | 7+3x2 → 5-Azax11 → RIC-SCT |
| 11 | 55/M | t-AML | Mitoxantrone/Ara-C → RIC-SCT → ***Relapse*** → 7+3 |
| 12 | 45/M | *Ph*+AML | 7+3+imatinib→ MAC-SCT |
| 13 | 51/F | AML CR2 | 7+3 → HiDAC → ***Relapse*** → FLA → HiDAC → MAC-SCT |
| 14 | 54/F | Complex-rIPSS: Int-2 | 5-azax11 → Transf-dep → RIC-SCT |
| 15 | 58/M | RAEB-1 rIPSS: Int-2 | Decitabine → RIC-SCT→ ***Relapse with RAEB*** → CIA → ***relapse as MDS***→ DLIx4 |
| 16 | 53/F | CR2 (MRD+) | 7+3 → HiDAC → ***Relapse*** → FLA → ***MRD+*** → MAC-SCT |
| 18 | 18/F | FLT3-ITD/MRD+ | AAML1031 → ***Relapse*** --. CPX-351 → FLAG → Ara-C/Peg/Midostaurin → ***refractory*** → Venetoclax/Decitabine→ Residual disease→MAC-SCT |

ID Disease Wk 4 Marrow (% blasts) Relapse? Status at last f/up 1* FLT3 - ITD 0 No, but bone relapse Treated on ARM B (9 mo’s post - infusion) 2 FLT3 - ITD 0 No Alive in CR (2.5 years) 5 MLL - r 0 No, CNS relapse, Local Rx alone Alive in CR (2 years) 6 AML CR3 0 No, CNS relapse Local Rx alone Alive in CR (1.5 years) 7 DNMT3a 0 No Alive in CR (1.5 years) 10 MLL - r 0 No Alive in CR (6 mo ) 11 t - AML 0 No Alive in CR (6 mo ) 12 Ph+ AML 0 No Alive in CR (9 mo ) 13 AML CR2 0 No Alive in CR (9 mo ) 14 MDS 0 No Died in CR (1 year) 15 MDS 0 Yes (8 months ) 2 nd transplant, alive in relapse (1.5 years) 16 CR2 MRD+ 0 No Alive in CR (6 mo ) 18 FLT3 - ITD/MRD+ 0 No Alive in CR (week 6) Outcomes – ARM A

# Patients infused – ARM B

GROUP B: *Active AML:* 7 patients treated for active AML

| ID | Age/G | Disease | Prior Treatments |
|---|---|---|---|
| 3 | 70/M | IDH1*mut* | 7+3 → decitabine → IDH inhib → cutis relapse → CIA → RIC-SCT→ ***Relapse*** |
| 4 | 16/M | MDS→ AML | Double cord SCT → AML ***Relapse*** → C → haplo-SCTx2 → ***Relapse*** |
| 1* | 57/F | FLT3-ITD | CIA → Sorafenib → CIAx2 → RIC-SCT → mTAA-T cells → steroids → ***Relapse*** |
| 8 | 55/M | Induc. failure | 7+3 →HiDAC x4 →RIC-SCT →***Relapse*** → DLIx4 → MEC → 5-aza → ***Relapse*** |
| 9 | 23/M | Del 17p | CIAx3 → haplo-SCT → ***Relapse*** → CIA-decitabine → haplo-SCT → 5-aza → Nivolumab → CD123 BiTE →MEC-decitabine → midostaurin → ***Relapse*** |
| 9* | 23/M | Del 17p | CIAx3 → haplo-SCT#1 → ***Relapse*** → CIA-decitabine → haplo-SCT#2 → 5-aza → Nivolumab → CD123 BiTE →MEC-decitabine → midostaurin → ***Relapse***→ ***mTAA T cells*** → haplo-SCT#3 → ***Relapse*** |
| 17 | 20/F | FLT3-ITD | 7+3 → HiDAC→ MAC-SCT → ***Relapse*** → CIA → ***Relapse*** |

Outcomes – ARM B ID Disease Day 0 Week 4 Response Status at last f/up 3 IDH1 mut Skin relapse Stable skin lesion NR PD (3 months)  HiDAC chemo 4 MDS  AML 30% blasts 30% NR PD (4 weeks)  Hospice (4 mo ) 1* FLT3 - ITD 4 bone lesions All resolved CR Relapse (13 mo )  7+3 chemo 8 Induc . failure 50% blasts 15% PR PR (4 mo )  2 nd donor SCT (6 mo ) 9 Del 17p 30% blasts 30% NR SD (2 mo )  Chemo/ venetoclax  Same donor SCT (6 mo ) 9* Del 17p 30% blasts N/E N/E PD (3 weeks)  Ara - C chemo 17 FLT3 - ITD 70% blasts 45% NR SD (2 mo )  chemo/ venetoclax

ID Disease Day 0 Week 4 Response Status at last f/up 3 IDH1 mut Skin relapse Stable skin lesion NR PD (3 mo )  HiDAC chemo 4 MDS  AML 30% blasts 30% NR PD (4 wks )  Hospice 1* FLT3 - ITD 4 bone lesions All resolved CR CR (13 mo )  Relapse  7+3 chemo 8 Induc . failure 50% blasts 15% PR PR (4 mo )  2 nd alloHSCT 9 Del 17p 30% blasts 30% NR SD (2 mo )  Chemo/ venetoclax  4 th alloHSCT 9* Del 17p 30% blasts N/E N/E PD (3 wks )  Ara - C chemo 17 FLT3 - ITD 70% blasts 45% NR SD (2 mo )  Chemo/ venetoclax Outcomes – ARM B

Tracking infused clones in vivo Rationale: • Infused lymphocytes are not gene modified • Leukemia specific T cell clones enriched in infused line Approach: • TCR Deep sequencing of donor - T cell product • Track expansion of line - derived clones in vivo

In vivo expansion of line clones 0.5 1 1.5 2 By week 4 Overall Fold change (from baseline) 382 line - exclusive clones 0% 20% 40% 60% Marrow n=4 Week 4 n=12 Productive Frequency 0.5% line - exclusive clones

0% 20% 40% 60% Preinfusion By week 4 By disease response Relapse/progress No relapse/progression Responders vs Non - responders 0 40 80 120 Pre Wk4 Responders Non - responders IFN γ ELISPOT %Repertoire n=3 n=4 n=9 n=7 SFC/5x10 5

Relapse Lesions - 4 FLT3mut AML received T cells as adjuvant (120 days post HSCT) Clinical course – Pt#1 SFC/5x10 5 0 2 4 6 8 10 12 14 16 pre inf 1 Week 8 Mo5 Prame NYESO1 Survivin WT1 6.1% 7% 1.8% Prednisone

Tumor – antigen expression WT1 H+E Clinical course – Pt#1

# Clinical course – Pt#1



Post-decitabine (Mo.10)
Post-T cell (Mo.11)
1.45%
2.47%
3.07%
20
15
10
5
0
Post decitabine
240
160
80
0
CR
Marrow
• CASSSGQAYEQYF
• CASSQVFPNTGELFF
WT1
Survivin
NYESO-1
PRAME

Clinical course – Pt#8 TAA expression % cells Intensity PRAME 50 - 75% 2+ Survivin <10% 2+ NYESO1 <10% 1+ WT1 <10% 1+ ANC SFC/5x10 5 Blasts%

Summary course - SM • Leukemia - directed donor T cell infusions are safe • Mediate anti - tumor effects • In vivo expansion superior in responders • Antigen spreading studies ongoing • Investigation of immune escape mechanisms

# Administering AML-directed DLIs to patients with AML or MDS Post-Allogeneic HSCT Relapse

Premal Lulla, Swati Naik, Ifigeneia Tzannou, Shivani Mukhi, Manik Kuvalekar, Catherine Robertson, Carlos A Ramos, George Carrum, Rammurti Kamble, Jasleen Randhawa, Adrian P Gee, Bambi Grilley Malcolm K Brenner, Helen E Heslop, Juan F Vera and Ann M Leen

CAGT CENTER FOR CELL AND GENE THERAPY

Baylor College of Medicine

Texas Children's Hospital

Houston Methodist LEADING MEDICINE

***Funding*:**

*Evans MDS discovery research grant, Leukemia Texas, Leukemia and Lymphoma SCOR, Lymphoma SPORE, ASBMT New Investigator Award, ASH Scholar Award, BCM Junior Faculty Seed Funding Award, EPCRS-DLDCC, LLS/Rising Tide, ARC-Coalition*